Rocket

Rocket Companies to acquire Redfin

Accelerating the mission to help everyone home

March 10, 2025

Disclaimer

Important Information for Investors and Stockholders

In connection with the proposed transaction, Rocket plans to file with the SEC the Registration Statement on Form S-4, containing the Proxy Statement/Prospectus. After the Registration Statement has been declared effective by the SEC, the Proxy Statement/Prospectus will be delivered to stockholders of Redfin. Investors and securityholders of Rocket and Redfin are urged to read the Registration Statement and any other relevant documents filed with the SEC, including the Proxy Statement/Prospectus that will be part of the Registration Statement when they are available because they will contain important information about Rocket, Redfin, the proposed transaction and related matters. Investors and securityholders of Rocket and Redfin will be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus, when they become available, as well as other filings with the SEC that will be incorporated by reference into such documents, containing information about Rocket and Redfin, without charge, at the SEC's website (http://www.sec.gov). Copies of the documents filed with the SEC by Rocket will be available free of charge under the SEC Filings heading of the Investor Relations section of Rocket's website at ir.rocketcompanies.com. Copies of the documents filed with the SEC by Redfin will be available free of charge under the Financials & Filings heading of the Investor Relations section of Redfin's website investors.redfin.com.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Rocket and Redfin and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Redfin's stockholders in respect of the transaction under the rules of the SEC. Information regarding Rocket's directors and executive officers is available in Rocket's Annual Report on Form 10-K for the year ended December 31, 2024 and Rocket's proxy statement, dated April 26, 2024, for its 2024 annual meeting of stockholders, which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of the Rocket's securities by Rocket's directors or executive officers from the amounts described in Rocket's 2024 proxy statement have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of Rocket's 2024 proxy statement and are available at the SEC's website at www.sec.gov. Information regarding Redfin's directors and executive officers is available in Redfin's Annual Report on Form 10-K for the year ended December 31, 2024 and Redfin's proxy statement, dated April 25, 2024, for its 2024 annual meeting of stockholders, which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of Redfin's securities by Redfin's directors or executive officers from the amounts described in Redfin's 2024 proxy statement have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of Redfin's 2024 proxy statement and are available at the SEC's website at www.sec.gov. Additional information regarding the interests of such participants will be included in the Registration Statement containing the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Information

This presentation contains statements herein regarding the proposed transaction between Rocket and Redfin; future financial and operating results; benefits and synergies of the transaction; future opportunities for the combined company; the conversion of equity interests contemplated by the Merger Agreement; the issuance of common stock of Rocket contemplated by the Merger Agreement; the expected filing by Rocket with the SEC of a registration statement on Form S-4 (the "Registration Statement") and a prospectus of Rocket and a proxy of Redfin to be included therein (the "Proxy Statement/Prospectus"); the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions and any other statements about future expectations that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements in this communication, other than statements of historical fact, are forward-looking statements that may be identified by the use of words "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "will," "would" and, in each case, their negative or other various or comparable terminology. Such forward-looking statements are based upon current beliefs, expectations and discussions related to the proposed transaction and are subject to significant risks and uncertainties that could cause actual results to differ materially from the results expressed in such statements.

Risks and uncertainties include, among other things, (i) the risk that the proposed transaction may not be completed in a timely basis or at all, which may adversely affect Rocket's and Redfin's businesses and the price of their respective securities; (ii) the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction, including stockholder approval by Redfin's stockholders, and the potential failure to satisfy the other conditions to the consummation of the proposed transaction; (iii) the effect of the announcement, pendency or completion of the proposed transaction on each of Rocket's or Redfin's ability to attract, motivate, retain and hire key personnel and maintain relationships with lead agents, partner agents and others with whom Rocket or Redfin does business, or on Rocket's or Redfin's operating results and business generally; (iv) that the proposed transaction may divert management's attention from each of Rocket's and Redfin's ongoing business operations; (v) the risk of any legal proceedings related to the proposed transaction or otherwise, including the risk of stockholder litigation in connection with the proposed transaction, or the impact of the proposed transaction thereupon, including resulting expense or delay; (vi) that Rocket or Redfin may be adversely affected by other economic, business and/or competitive factors; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require payment of a termination fee; (viii) the risk that restrictions during the pendency of the proposed transaction may impact Rocket's or Redfin's ability to pursue certain business opportunities or strategic transactions; (ix) the risk that the anticipated benefits and synergies of the proposed transaction may not be fully realized or may take longer to realize than expected; (x) the impact of legislative, regulatory, economic, competitive and technological changes; (xi) risks relating to the value of Rocket securities to be issued in the proposed transaction; (xii) the risk that integration of the Rocket and Redfin businesses post closing may not occur as anticipated or the combined company may not be able to achieve the growth prospects expected from the transaction; and (xiii) the effect of the announcement, pendency or completion of the proposed transaction on the market price of the common stock of each of Rocket and Redfin.

These risks, as well as other risks related to the proposed transaction, will be described in the Registration Statement that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here and the list of factors to be presented in the Registration Statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Additional factors that may affect future results are contained in each company's filings with the SEC, including each company's most recent Annual Report on Form 10-K, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available at the SEC's website http://www.sec.gov. The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward looking statements as a result of developments occurring after the date hereof is hereby disclaimed.


Rocket + REDFIN
Strategic rationale
Accelerating the mission to help everyone home

Instant top-of-funnel scale

Redfin's ~50M monthly visitors driving 1M buy and sell side contacts per year

Drives Rocket's purchase mortgage growth

For clients, a simpler, tech-driven process and unbeatable offerings

AI and tech delivering personalization at scale

Rocket's 10PB + Redfin's 4PB of data, creating a 360º view of the client

Significant synergies and earnings accretion

$200M+ in run-rate synergies by 2027, accretive to Adjusted EPS by end of 2026

Transaction summary

Structure	• 100% stock consideration • Redfin shareholders will receive a fixed number of shares of Rocket Class A common stock for each share of Redfin common stock • Exchange ratio of 0.7926 is equal to $12.50 in value per Redfin share • Pro forma ownership of 95% Rocket shareholders / 5% Redfin shareholders
Transaction value	• $1.75B equity value, equivalent to 63% premium over 30-day volume weighted average price • $2.36B enterprise value • Enterprise value / 2026E revenue of 2.0x
Financial profile	• Expected to be accretive to adjusted earnings per share by the end of 2026 • Estimated annual pre-tax run-rate synergies of $200M+ • $90-$100M of acquisition related expenses
Timing and approvals	• Anticipated to close in Q2 or Q3 2025 • Redfin shareholder approval, as well as customary regulatory approvals
Management	• Glenn Kelman will remain Chief Executive Officer of Redfin

Redfin business overview

Real estate services

Unique employee agent model paired with proprietary online tools and a robust agent network.

2024 transactions **56% buy / 44% sell**

Rentals

Digital marketing platform that connects consumers with available apartments and houses for rent.

2024 average monthly visitors **9.7M**

Mortgage

An integrated mortgage experience for homebuyers, with over 200 loan officers assisting clients.

2024 attach rate[1] **27%**

Title and escrow

Service offering that streamlines the closing process by providing efficient title and escrow solutions.

2024 attach rate **61%**


Title, escrow and other
$57M
$140M
Mortgage
$204M
Rentals
$643M
Real estate services
2024 revenue
$1,043M

1) Attach rate reflects total closed loans for Redfin buy-side customers divided by Redfin buy-side transactions with a mortgage (excluding cash transactions) for the period.

Hyper-scaled homeownership platform


#1 brand
in mortgage[1]
365K
origination clients
2.8M
servicing clients
Rocket
#1
largest mortgage originator in the U.S.[2]
+
REDFIN
#1
most visited real estate brokerage website
Household brand
for buying and selling homes
~50M monthly visitors
top of funnel reach
2.2K
lead agents

1) Based on third-party brand survey.
2) 2023 HMDA data based on closed loan units, excluding correspondent lending.

An integrated end-to-end ecosystem


Home search
Rocket • Redfin
Rental
Redfin
Real estate brokerage
Redfin
Rocket + REDFIN
Creating an unparalleled experience that is modern and seamless
Personal finance
Rocket
Home financing
Rocket • Redfin
Title and closing
Rocket • Redfin
Loan servicing
Rocket

For clients, a simpler process...

The current state of homebuying


Sell
Home search
!?
Title & closing
Buy
Financing

Complicated, stressful, expensive.

The future of homebuying


Rocket
Home search
Buy & sell
Financing
Title & closing

Easy, seamless, more affordable.

…and an unbeatable offering

The current state of homebuying

Title premium	$1K
Listing agent fee	$12K
Buyer's agent fee	$12K
Mortgage gain on sale	$15K
Total client cost	**$40K**

Illustrative: the future of homebuying

Client savings

Rocket REDFIN

- Listing agent fee
- Buyer's agent fee
- Mortgage gain on sale
- Title premium

Total client cost	**$20K**

Note: Illustrative costs based on median home price of $430K

AI-fueled homeownership

Rocket

65M mortgage call logs

1M origination team member hours saved by automation

200+ trained AI models

10PB of data

6TB structured data


360º client view
Servicing
Title and closing
Financing
Homebuying journey
Rentals
Search
Lead agents

REDFIN

104M home and rental properties on platform

189M monthly active user sessions

19M data points on agent behavior

4PB of data

91M data points on registered user behavior

Rocket		Redfin
12M monthly visitors	+	~50M monthly visitors
2M purchase contacts	+	1M buy/sell contacts
3K loan officers + 5K partner agents	+	2.2K lead agents + 5K partner agents


62M
monthly visitors[1]
3M
buy/sell contacts
Identify high-intent clients
15K
loan officers and agents to serve contacts
$200B+
addressable purchase originations per year

Combined funnel sees 1 in 6 purchase mortgage originations

1) Includes an estimated 2M overlapping monthly visitors between Redfin and Rocket properties

Driving $200M+ of highly achievable run-rate synergies

Synergy Category			Description
Revenue $60M+	1	Attachment to mortgage & title	Attaching mortgage and title transactions to Redfin's real estate brokerage transactions
	2	Attachment to real estate brokerage	Attaching real estate brokerage to mortgage clients in Rocket funnel who do not have an agent
Expense $140M	3	Mortgage, search & real estate brokerage	Rationalization of duplicative operations across mortgage and search
	4	G&A overhead	Rationalization of duplicative G&A functions and other corporate costs
	5	Marketing	Brand marketing optimization across Redfin and Rocket
	6	Public company	Removal of duplicative public company costs

Shared vision and client-first culture

Rocket	Redfin
Do the right thing.	Honorable: Do the right thing.
Obsessed with finding a better way.	Fire: Redfin is real estate redefined.
Every client, every time. No exceptions, no excuses.	Wow: Dazzle our customers.

Rocket + REDFIN

Strategic rationale

Accelerating the mission to help everyone home

Instant top-of-funnel scale

Redfin's ~50M monthly visitors driving 1M buy and sell side contacts per year

Drives Rocket's purchase mortgage growth

For clients, a simpler, tech-driven process and unbeatable offerings

AI and tech delivering personalization at scale

Rocket's 10PB + Redfin's 4PB of data, creating a 360º view of the client

Significant synergies and earnings accretion

$200M+ in run-rate synergies by 2027, accretive to Adjusted EPS by end of 2026